Exhibit 4.1

CLASS A
COMMON STOCK

NUMBER

EQ

EVERQUOTE

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE CERTAIN DEFINITIONS

CUSIP 30041R 10 8

THIS CERTIFIES THAT

SPECIMEN

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

EverQuote, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of the Corporation's duly authorized officers.

Dated:

PRESIDENT

SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

according The to following applicable abbreviations, laws or regulations: when used in the inscription on the face of this certificate, shall be construed as though they were written out in full TEN COM – as tenants in common UNIF GIFT MIN ACT–.(Cust) Custodian (Minor) TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (State) Additional abbreviations may also be used though not in the above list. For Value Received, undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the Common Stock represented by this Certificate, and does hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated By: NOTICE: THE THE CERTIFICATE SIGNATURE TO IN EVERY THIS ASSIGNMENT PARTICULAR, MUST WITHOUT CORRESPOND ALTERATION WITH OR THE ENLARGEMENT NAME AS WRITTEN OR ANYCHANGE UPON THE WHATEVER FACE OF . SIGNATURE(S) GUARANTEED: By: THE STOCKBROKERS, SIGNATURE(S) SAVINGS SHOULD AND BE LOAN GUARANTEED ASSOCIATIONS BY AN AND ELIGIBLE CREDIT GUARANTOR UNIONS WITH INSTITUTION MEMBERSHIP (BANKS, IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.